SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2010

AXIUS INC.

(Exact name of registrant as specified in its charter)

Nevada	333-147276	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6A Easa Al Gurg Tower, 6th Floor, Baiyas Road, P.O.Box 186549, Dubai UAE
Address of principal executive offices

Registrant’s telephone number, including area code: 00971 44475722

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On or about December 15th 2010 AXIUS INC. (hereinafter the “Company”) in accordance with Board of Directors resolution entered into a Private Placement Subscription Agreement (hereinafter” PPSA”) with United Management Ltd., its principal stockholder, who at the time of entry into the PPSA owned approximately 56% of all outstanding Company Common Stock.

The number of shares of Common Stock sold under the PPSA was 1,000,000 and the cash consideration received was $100,000.  No underwriters participated in this transaction and the securities were exempt from registration in accordance with Regulation S under the Securities Act of 1933.

For more specific information regarding the PPSA references herewith made to Exhibit 10.1 to this Form 8K

The information contained in Item 2.01 below is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

10.1

Private Placement Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIUS INC.

/s/ Roland Kaufman

Roland Kaufman

President, CEO and Director

Date: February 4, 2011

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